A Novel Therapy for SSADH: An Aldehyde Trap for an Aldehyde-Mediated Disease March 2016 Exhibit 99.1

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Statements

•
This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934,
as amended, including statements regarding Aldeyra’s possible or assumed future results of operations and expenses, business
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•
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In addition to the risks described above and in Aldeyra's other filings with the SEC, other unknown or unpredictable factors also could affect Aldeyra's results. No forward-looking statements can be guaranteed and actual results may differ materially from such
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Aldehydes Are Toxic Destruction of fats, proteins, sugars Formation of toxic metabolites such as -hydroxybutyric acid (GHB) Inflammation Aldehydes

Symptoms of SSADH Deficiency
Believed to be Due to Aldehydes
Genetic
Mutations in
SSADH
Autism,
Cognitive
Delay,
Decreased
Muscle Tone,
Seizures
Destruction of
fats, proteins,
sugars
Formation of
GHB, D-2-
hydroxyglutarate
(D-2-HG)
Inflammation
SSA

An Aldehyde Trap Could Diminish the Symptoms of SSADH Deficiency Genetic Mutations in SSADH

Aldehyde Traps:
A Novel Therapeutic Approach

Aldeyra’s lead aldehyde trap, NS2, appears to have minimal pharmacology, with no known effects on receptors, enzymes and other proteins.  In clinical trials to date, NS2 has been observed to be safe and well-tolerated. Aldeyra is not aware of any similar technology.
Aldeyra’s lead aldehyde trap, NS2, appears to have minimal pharmacology, with no known effects on receptors, enzymes and other proteins.  In clinical trials to date, NS2 has been observed to be safe and well-tolerated. Aldeyra is not aware of any similar technology.
•
Aldeyra’s compounds rapidly trap
free aldehydes
•
Trapped aldehydes are
transported to the lysosome
•
Drug-aldehyde adducts are
metabolized within hours
Aldehyde
Binding
Adduct
Transport
Cellular
Disposal

An Aldehyde Trap is Proven to Reduce
Inflammation in Humans
Ocular Itching
Ocular Tearing
Vehicle
NS2
Visit 4
Minutes Post-Challenge
7
*
*
*
*
*
*
*
*p<0.05;
p values are subject to change based on quality control analysis
Phase IIa
Allergic Conjunctivitis Clinical Trial (February, 2016)
-1.6
-1.4
-1.2
-1
-0.8
-0.6
-0.4
-0.2
0
0
50
100
150
200
-1.2
-1
-0.8
-0.6
-0.4
-0.2
0
50
100
150
200
0

Aldeyra is Clinically Testing Aldehyde
Traps in Several Diseases
Discovery    Formulation    Pre-Clinical    Phase I    Phase II    Phase III
Allergic Conjunctivitis
(NS2 Ocular)
Noninfectious
Anterior
Uveitis
(NS2 Ocular)
Sjögren-Larsson
Syndrome
(NS2 Dermatologic)
Sjögren-Larsson
Syndrome
(NS2 Systemic)
SSADH Deficiency
(NS2 Systemic)
Autoimmune
Crisis
(NS2 Systemic)
Various
(NSX Series & Other)

Our Lead Candidate, NS2, Traps the
Toxic Aldehyde in SSADH Deficiency
By trapping SSA, NS2 may prevent the formation of pathologic metabolites that are thought to be responsible for the severe neurological complications of SSADH Deficiency.
By trapping SSA, NS2 may prevent the formation of pathologic metabolites that are thought to be responsible for the severe neurological complications of SSADH Deficiency.
Data presented at the 2015 American Society of Human Genetics Annual Meeting
Ainslie, Vogel, Cullen, Young, Brady and Gibson, 2015
Washington State University and Aldeyra
Therapeutics
NS2 administered as a single dose to SSADH knock-out mice

NS2 May Reduce GHB and D2HG Levels in SSADH KO Mice Ainslie, Vogel, Cullen, Young, Brady and Gibson, 2015 Washington State University and Aldeyra Therapeutics t test (**p<0.01)

Next Steps in the Development of NS2
for SSADH Deficiency
1.  Generate additional preclinical data supporting the use of NS2 in SSADH patients
•
Identify endpoints to assess clinical efficacy of NS2
2.
Natural
History
Study
•
Understand levels of metabolites and clinical endpoints in patients
•
Use data to confirm endpoints for Phase II study in SSADH
3.  Healthy Volunteer Safety Study
•
Confirm safety and pharmacological activity of systemic NS2 in adults
4.  Phase II study in SSADH patients
•
Metabolites and clinical endpoints
•
Progress to longer duration dosing evaluating disease modification

Hope for the Future

“In
2016,
we
expect
to
build
on
our
accomplishments
from
last
year
by
initiating
clinical
development
of
aldehyde
traps
that
are
administered
systemically.
We
are
excited
to
continue
to
advance
NS2
and
other
aldehyde
traps
as
a
novel
therapeutic
approach
for
inflammatory
disease
and
inborn
errors
of
aldehyde
metabolism.”
Aldeyra Therapeutics Reports Full Year 2015 Financial Results
Press Release, March 30, 2016